SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                 This Amendment, dated as of September 26, 2000, is made by and between OPEN SEA CORPORATION, d/b/a NEBO PRODUCTS, a Utah corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                 The Borrower and the Lender have entered into a Credit and Security Agreement dated as of June 1, 2000, as previously amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                 The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                 1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "Accounts Advance Rate" initially means 85%, which rate shall be reduced by 1% on December 8; 2000 and on each Friday thereafter until such rate is equal to 80%.

                  "Borrowing Base" means at any time the lesser of:

                           (a)      the Maximum Line; or

                           (b)       subject to change from time to time in the
                  Lender's sole discretion,   the sum of:


                               (i) the Accounts Advance Rate multiplied by Eligible Accounts, plus


                               (ii) the lesser of (A) the sum of (I) 50% of the Eligible Tools Inventory and (II) the Sleeping Bag Advance Rate multiplied by Eligible Sleeping Bag Inventory, or (B) $500,000, plus

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                               (iii)    the Overadvance Component.

                  "Consignment Payment" means any payment to the Borrower by Sam's Club for Inventory consigned by the Borrower to Sam's Club.

                  "Eligible Sleeping Bag Inventory" means all Eligible Inventory consisting of sleeping bags, tents, and other outdoor recreational products.

                  "Overadvance Component" initially means $100,000, which amount shall be reduced by 30% of each Consignment Payment at the time such Consignment Payment is received by the Borrower; provided, however, that on January 1, 2001 and all times thereafter, "Overadvance Component" shall mean zero.

                  "Sam's Club" means [__________________, a  __________________
         corporation]


                  "Sleeping Bag Advance Rate" initially means 60%, which amount shall be reduced by 5% on December 8, 2000 and on each Friday thereafter until such rate is equal to 35%.

                 2. Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Eligible Tent Inventory."

                 3. Section 9.3 of the Credit Agreement is hereby emended by replacing the name "Darrin Malchus" with the name "Scott Holmes."

                 4. Weekly Reporting During Overadvance Term. So long as the Overadvance Component is greater than zero, the Borrower agrees that it will deliver to the Lender weekly, or more frequently if the Lender so requires, an inventory certification report, a calculation of the Borrower's Inventory and Eligible Inventory, and reporting of the Borrower's sales and collections related to the Borrower's Inventory consigned to Sam's Club, together with a report of all movements of such Inventory, as of the end of such week or shorter period.

                 5. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                 6. Amendment Fee. The Borrower agrees to pay to the Lender, as of the date hereof, a fully earned, non-refundable fee in the amount of $10,000 in consideration for the Lender's execution of this Amendment.

                 7. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with the following, each in substance and form acceptable to the Lender in its sole discretion:


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                  (a)      Acknowledgments and Agreements of Guarantors set
         forth at the end of this  Amendment,  duly executed by the Guarantors.

                  (b) An Acknowledgment of Ownership and Waiver of Liens from Sam's Club.

                  (c) A Deed of Trust, with the Borrower as Grantor and the Lender as Beneficiary, covering real property owned by the Borrower having the legal description set forth in Exhibit A hereto. The Lender hereby agrees that at such time as (i) the Overadvance Component is equal to zero and (ii) Availability is greater than zero, the Lender shall release such Deed of Trust and all other interests it may hold in the real property subject thereto.

                  (d)      Such other matters as the Lender may require.

                 8. Representations and Warranties. The Borrower hereby represents end warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the  representations  and  warranties  contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                 9. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.


                  10. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, or breach, default or event of default under any Security Document or other document held by the Lender,



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whether  or not known to the  Lender  and  whether  or not existing on the date of this Amendment.

                  11. Release. The Borrower, and each Guarantor by signing the Acknowledgments and Agreements of Guarantors set forth below, each hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims., demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor have had, now have or have claimed to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  12. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  13. Miscellaneous. This Amendment and the Acknowledgments and Agreements of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the, parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT. INC.      OPEN SEA CORPORATION, d/b/a NEBO PRODUCTS

By: /s/ Tor M. Hylbom                     By: /s/ Scott Holmes
   ---------------------------------      ---------------------------------
   Tor M. Hylbom                          Scott Holmes
   Its Commercial Banking Officer         Its Chief Executive Officer








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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

                 Each of the undersigned, each a guarantor of the indebtedness of Open Sea Corporation, d/b/a NEBO Products (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty each dated as of June 1, 2000 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 11 of the Amendment) and execution thereof;
(iii) reaffirms his obligations to the Lender pursuant to the terms of his Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                                 /s/ K.C. Holmes
                                                --------------------------------
                                                K.C. Holmes

                                                 /s/ Scott Holmes
                                                --------------------------------
                                                Scott Holmes

                                                 /s/ Lance Heaton
                                                --------------------------------
                                                Lance Heaton



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                                                   Exhibit A to Second Amendment


                          Legal Description of Property

         The North 1/4 of the Southwest 1/4 of the Northwest 1/4 and the Northwest 1/4, Section 13, Township 11 South, Range 2 West, Salt Lake Base and Meridian. Also known as Lot 15, ELBERTA ESTATES, an unrecorded subdivision.